CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Re: Kids Stuff, Inc.
    10-KSB Filing 3/31/00

     We hereby consent to the use of our report dated March 24, 2000, which is incorporated by reference in the Form S-8 Registration Statement filed on behalf of Kids Stuff, Inc., File Number 333-30292

                                                        /s/ Hausser & Taylor LLP
                                                            Hausser & Taylor LLP
Canton, Ohio
March 30, 2000